Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 22 , 2006




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                               6201 Bristol Parkway
                          Culver City, California 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)






















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SECTION  1.  Registrants Business and Operations
Not  Applicable

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets

On November 21, 2006, the registrant received a notification from NASD that pursuant to NASD Rule 6530(e), any OTCBB issuer that is delinquent in its reporting obligations three times in a 24 months period and/or actually removed from OTCBB for failure to file two times in 24 month period is ineligible for quotation on the OTCBB for a period of one year.

Furthermore, the notification letter indicated that the registrant has been delinquent three times in the past 24-month period. Accordingly the registrant's securities will be removed from quotation on the OTCBB, effective at the open of business on November 27, 2006. The registrant expects that its securities will continue to be quoted in the Pink Sheets.

The registrant will abide by NASD decision, but will continue to file its periodic reports as and when due, and registrant's securities will be listed only in the PinkSheet LLC during the one year probational period.

SECTION  4.  Matters Relating to Accountants
and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant


SECTION  5.  Corporate governance and Management              Not  Applicable

SECTION  6.  Reserved              Not  Applicable

SECTION  7.  Regulation FD         Not  Applicable

SECTION  8:  Other Events                                 Not  Applicable

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                         (Registrant)

Date:  November 22, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)






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